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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 26, 1998
                                                           ------------


                                THE GEON COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)



   Delaware                        1-11804                       34-1730488
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



                     One Geon Center, Avon Lake, Ohio     44012
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 440-930-1001
                                                            ------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
---------------------
         The Geon Company announced that it has completed an agreement to acquire the Wilflex Ink Division (Wilflex) of Flexible Products Company. Wilflex is the leading manufacturer and marketer of vinyl plastisol ink products in North America. For the fiscal year ended May 31, 1997, Wilflex had revenues of approximately $25 million.


Item 7(c).  Financial Statements, Pro Forma Financial Information and Exhibits
----------  ------------------------------------------------------------------
Exhibit 99.1 Press Release of May 26, 1998 announcing the acquisition of Wilflex Ink Division.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE GEON COMPANY




                                                 By \s\ GREGORY L. RUTMAN
                                                 ------------------------
                                                 Secretary



Dated  May 28, 1998